EXHIBIT 10.1

                         EXECUTIVE EMPLOYMENT AGREEMENT

     This Executive Employment Agreement (the "Agreement") is made this 1st day of September, 2002 by and between Raphael J. Mannino, Ph.D. ("Dr. Mannino") and BioDelivery Sciences International, Inc. (the "Company").

     WHEREAS, the Company is engaged in the business of researching and developing drug delivery technologies; and

     WHEREAS, the Company and Dr. Mannino are willing to continue the employment relationship, on the terms, conditions and covenants set forth in this Agreement;

     NOW, THEREFORE, in consideration of Dr. Mannino's continued employment with the Company and other good and valuable consideration, receipt of which Dr. Mannino and the Company hereby acknowledge, Dr. Mannino and the Company agree, as follows:

     1.  Position.  Dr.  Mannino  agrees to continue his employment as Executive
         --------
Vice President, Chief Scientific Officer, and Director of Research and Development of the Company. He further agrees to perform the job duties and to carry out the responsibilities of that position, as determined by the President from time to time. Dr. Mannino's reporting responsibilities are shown in Exhibit A, the Company's organizational chart.

     2. Dr. Mannino's Effort. Dr. Mannino agrees to devote his full working time
        --------------------
and best efforts, skill and attention to his position and to the business and interests of the Company.

     3. Salary.  The Company  shall pay Dr.  Mannino  compensation  for services
        ------
rendered in the amount of Two Hundred and Ten Thousand Dollars ($210,000) per annum payable on a biweekly basis. Further, the Company, from time to time, shall pay Dr. Mannino such bonuses, additional compensation or other benefits as may be determined by the Executive Compensation Committee of the Board of Directors. Any changes in Dr. Mannino's duties or compensation, shall not in any way affect the promises of Dr. Mannino as set forth in this Agreement. Furthermore, Dr. Mannino shall be reimbursed for expenses properly documented as per the Company's policy.

     4.  Termination.  This  Agreement  and the  status and  obligations  of Dr.
         -----------
Mannino thereunder as an employee of the Company (except for the provisions of paragraph 5 through 9 inclusive, 11 through 14 inclusive) shall cease and terminate effective upon the close of business September 1st, 2005 unless further extended by the parties hereto in writing; provided, that upon such date said termination shall not affect all rights that Dr. Mannino may have pursuant to any of the Company's retirement plans, supplementary retirement plans, profit sharing and savings


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plans,  healthcare,  401 (k) any other employee  benefit plans  sponsored by the
Company, which, in accordance with its terms, is applicable to Dr. Mannino.

                  4.1 Death or Disability.  This Agreement  shall  automatically
                      -------------------
         terminate upon the death of Dr. Mannino and all of his rights hereunder, including the rights to receive compensation and benefits, except as otherwise required by law, shall terminate. The Company may, at its option, terminate this Agreement in the event that Dr. Mannino shall be physically or mentally incapacitated which shall make him unable to perform the duties assigned to him for more than ninety (90) days in any one hundred eighty (180) day period. In the event of a dispute as to whether Dr. Mannino is physically or mentally unable to perform his duties hereunder, the Company shall select an impartial physician to make a determination as to Dr. Mannino's incapacity, if any. Dr. Mannino agrees to submit to appropriate medical examinations for the purposes of such determination. Such termination shall not affect Dr. Mannino's rights and obligations under paragraphs 5 through 9 inclusive, 11 through 14 inclusive, all of which shall survive the early termination or expiration of this Agreement.

                  4.2 The Company's Right to Terminate with Notice.  The Company
                      --------------------------------------------
         may terminate this Agreement upon twelve months prior notice to Dr. Mannino. In case of termination under this section, the Company may elect to pay Dr. Mannino a base rate of $210,000 for the notice period in lieu of permitting him to continue working. Aside from payment as herein provided, the Company shall have no further obligations to Dr. Mannino following termination. The period during which Dr. Mannino shall not compete with the Company in the event of termination under this section shall be shortened from three (3) years to one (1) year from date of termination.

                  4.3  Termination  for Cause.  Notwithstanding  the immediately
                       ----------------------
         preceding paragraph or anything elsewhere herein contained to the contrary, the Company may terminate this Agreement and all of its obligations to Dr. Mannino, provided that written notice of termination allows 60 days for Dr. Mannino to correct the action for cause, in the event that: (i) Dr. Mannino breaches any term of this Agreement; (ii) if Dr. Mannino is convicted of or enters a no contest plead to any felony or crime involving moral turpitude, or if he pleads guilty to a lesser included offence or crime in exchange for withdrawal of a felony indictment, felony charge by information, or is charged with a crime involving moral turpitude, whether the charge arises under the laws of the United States or any other state therein; (iii) Dr. Mannino fails to perform the duties and obligations assigned him by the Board of Directors or Chief Executive Officer of the Company and for which duties the Company has provided reasonable staffing support; (iv) the Company reasonably suspects that he has engaged in illegal drug or substance use or abuse; (v) he wrongfully appropriates for personal use or benefit any property or money of the Company entrusted to him by the Company; (vi) he disregards any legal directions of the Chief Executive Officer or the Board of Directors of the Company; (vii) he materially violates Company policies or procedures; (viii) he takes any actions


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

         that might damage the reputation of the Company or its ability to receive approvals of its drug delivery systems from the Food and Drug Adminstration (excluding, however, actions protected by "whistleblower" legislation); or (ix) Dr. Mannino resigns his employment. In the event of termination for any of the reasons set forth herein Dr. Mannino shall be bound by all of the terms of this Agreement that survive termination.

     5.  Confidentiality.  Dr. Mannino shall keep  confidential  for a period of
         ---------------
three years for patented technology and five years for patent-pending technology, except as the Company may otherwise consent in writing, and not disclose, or make any use of except for the benefit of the Company, at any time either during or subsequent to Dr. Mannino's performance of services for the Company, any trade secrets, knowledge, data or other information of the Company relating to products, processes, know how, technical data, designs, formulas, test data, customer lists, business plans, marketing plans and strategies, and product pricing strategies or other subject matter pertaining to any business of the Company or any of its clients, customers, consultants, licensees or affiliates which Dr. Mannino may produce, obtain or otherwise learn of during the course of Dr. Mannino's performance of services and after its termination (collectively "Confidential Information"). Dr. Mannino shall not deliver, reproduce, or in any way allow any such Confidential Information to be delivered to or used by any third parties without the specific direction or consent of a duly authorized representative of the Company. The terms of this paragraph shall survive termination of this Agreement.

     6.  Return  of  Confidential   Material.   Upon  the  completion  or  other
         -----------------------------------
termination of Dr. Mannino's services for the Company, Dr. Mannino shall promptly surrender and deliver to the Company all records, materials, equipment, drawings, documents, lab notes and books and data of any nature pertaining to any invention, trade secret or confidential information of the Company or to Dr. Mannino's services, and Dr. Mannino will not take with him any description containing or pertaining to any Confidential Information, knowledge or data of the Company which Dr. Mannino may produce or obtain during the course of his services. The terms of this paragraph shall survive termination of this Agreement.

     7.  Assignment of Inventions.  Dr. Mannino shall assign and transfer to the
         ------------------------
Company his entire right, title and interest in and to all Inventions (as used in this Agreement, "Inventions" shall include, but not be limited to, ideas, improvements, designs and discoveries), whether or not patentable and whether or not reduced to practice, made or conceived by Dr. Mannino (whether made solely by Dr. Mannino or jointly with others) during the period Dr. Mannino performs services for the Company which relate in any manner to cochleate or other forms of delivery technologies or to the actual or anticipated business, work or research and development of the Company or its affiliates, or result from or are suggested by any task assigned to Dr. Mannino or any work performed by Dr. Mannino for or on behalf of the Company or any of its affiliates. All Inventions are the sole property of the Company. The terms of this paragraph shall survive termination of this Agreement.


     8. Disclosure of Inventions: Patents. In connection with Inventions:
        ---------------------------------

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


     (a) Dr. Mannino will disclose all Inventions promptly in writing to the person to whom Dr. Mannino reports at the Company, with a copy to the President of the Company, in order to permit the Company to enjoy rights to which it may be entitled under this Agreement.

     (b) Dr. Mannino will, at the Company's request promptly execute a written assignment of title to the Company for any Invention, and Dr. Mannino will preserve any Invention as confidential information of the Company: and

     (c) Upon request, Dr. Mannino will assist the Company or its nominee (at the Company's expense) during and at any time subsequent to Dr. Mannino's performance of services for the Company in every reasonable way in obtaining for its own benefit patents and copyrights' for Inventions in any and all countries, which Inventions shall be and remain the sole and exclusive property of the Company or its nominee, whether or not patented or copyrighted. Dr. Mannino will execute such papers and perform such lawful acts as the Company deems to be necessary to allow it to exercise all rights, title and interest in such patents and copyrights.

     The terms of this paragraph shall survive termination of this Agreement.

     9. Execution of Documents.  In connection  with paragraph 8(c), Dr. Mannino
        ----------------------
will execute, acknowledge and deliver to the Company or its nominee upon request and at its expense all such documents, including applications for patents and copyrights and assignments of inventions, patents and copyrights to be issued therefore, as the Company may determine necessary or desirable to apply for and obtain letters, patents, and copyrights on Inventions in any and all countries and/or to protect the interest of the Company or its nominee in Inventions, patents and copyrights and to vest title thereto in the Company or its nominee. The terms of this paragraph shall survive termination of this Agreement.

     10. Maintenance of Records. Dr. Mannino will keep and maintain adequate and
         ----------------------
current written records of all Inventions made by Dr. Mannino (in the form of notes, sketches, drawings and as may be specified by the Company), which records shall be available to and remain the sole property of the Company at all times.

     11.  Prior  Inventions.  It is  understood  that  all  Inventions,  if any,
          -----------------
patented or unpatented which Dr. Mannino made prior to the time the Company and Dr. Mannino began to consider Dr. Mannino's possible performance of services are excluded from the scope of the Agreement . To preclude any possible uncertainty, Dr. Mannino has set forth on Exhibit B attached hereto a complete list of all such prior inventions, including numbers of all patents and patent applications, and a brief description of all unpatented inventions which are not the property of another party (including, without limitation a current or previous contracting party). The list is complete with the exception of the pre-existing patents which Dr. Mannino has assigned to the Universities and to which the Company is the exclusive licensee and if no items are included on Exhibit B, Dr. Mannino has no such prior inventions. Dr. Mannino will notify the Company in


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

writing before Dr. Mannino makes any disclosure or performs any work on behalf of the Company which appears to threaten or conflict with proprietary rights Dr. Mannino claims in any such invention or idea. In the event of Dr. Mannino's failure to give such notice, Dr. Mannino will make no claim against the Company with respect to any such inventions or ideas. The terms of this paragraph shall survive termination of this Agreement.

     12.  Competition - For purposes of this  Agreement  "Competitive  Activity"
          -----------
shall mean the development, manufacturing or sale of any lipid based drug delivery system.

                  a. Dr. Mannino will not do, or intend to do, any of the following, either directly or indirectly, during Dr. Mannino's employment with the Company and during the period of three (3) years after Dr. Mannino's cessation of employment with the Company, anywhere in the world. In the event that Dr. Mannino improperly competes with the Company, the period during which he engages in such competition shall not be counted in determining the duration of the the three (3) year non-compete restriction.

          i. Own, manage, operate, control, consult for, be an officer or director of, work for, or be employed in any capacity by any company, eleemosynary institution or any other business, entity, agency or organization which is in any way involved in the research, development, distribution, sale or commercialization of lipid based drug delivery technologies. Provided, however, that during his employment by the company and during his non-compete period follwing departure from the company, the employee may serve as a director, consultant, or scientific advisor of an entity that is either a BDSI licensee and for non-licensees for which capacity the employee has the written permission of the Board of BDSI.

          ii. Solicit prior or current customers of the Company or any entities with which the Company has undertaken joint studies or developmental activities for any purpose in competition (as defined herein) with the Company; or

          iii. Solicit any then current employees employed by the Company without the Company's consent.

          Dr. Mannino and Company agree that the phrase "Dr. Mannino's cessation of  employment  with  the  Company"  as used in this  Agreement,  refers  to any

separation   from  his   employment  at  the  Company   either   voluntarily  or

involuntarily,  either with cause or without cause, or whether the separation is at the behest of the Company or Dr. Mannino (hereinafter referred to and defined as "Dr.  Mannino's  Cessation of  Employment")  provided,  however,  that if Dr.

Mannino's  employment  contract  is  terminated  by the  Company  without  cause pursuant  to  Section  4.2,  Dr.  Mannino's  non-compete  will be  limited  to a


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


for-profit  business  and shall be for a period  equal to the greater of (i) one year from termination or (ii) correspond to the compensation period for which he is receiving  compensation,  in accordance with Section 4.2., which  non-compete period can be extended by the Company with the additional payment to Dr. Mannino on a pro rata basis at the rate of $210,000 per year.  Nothing in this agreement

shall  preclude  him  from  employment  at  a  not-for-profit   (University)  or

governmental  institution).  Provided  that no for-profit  business  involved in lipid-based  drug  delivery  directly  or  indirectly  derives a benfit from Dr.

Mannino's employment.

                  b. This Agreement expressly authorizes and permits Dr. Mannino to continue his present relationship with the University of Medicine and Dentistry of New Jersey provided Dr. Mannino assign any salary compensation received from the University of Medicine and Dentistry of New Jersey over to the Company. Dr. Mannino's participation in licensing income from the pre-existing exclusive license between the Company and the Universities is specifically excluded from this assignment of income to the Company and said royalty income shall belong to Dr. Mannino.

     13. Other Obligations.
         -----------------

          (a) Dr. Mannino acknowledges that the Company from time to time may have agreements with other persons or with the U.S. Government, or agencies thereof, which impose obligations or restrictions on the Company regarding inventions made during the course of work thereunder or regarding the confidential nature of such work. Dr. Mannino will be bound by all such obligations and restrictions and will take all action necessary to discharge the obligations of the Company thereunder.

          (b) All of Dr. Mannino's obligations under this Agreement shall be subject to any applicable agreements with, and policies issued by the Company to which Dr. Mannino is subject.

     14. Trade Secrets of Others.  Dr.  Mannino  represents  that Dr.  Mannino's
         -----------------------
performance of all the terms of this Agreement as employee to the Company does not and will not breach any agreement to keep in confidence proprietary information, knowledge or data acquired by Dr. Mannino in confidence or in trust, and Dr. Mannino will not disclose to the Company, or the Company to use, any confidential or proprietary information or material belonging to any other person or entity. Dr. Mannino will not enter into any agreement, either written or oral, which is in conflict with this Agreement.

     15.  Injunctive  Relief.  Dr.  Mannino  acknowledges  that  any  breach  or
          ------------------
attempted breach by Dr. Mannino of this Agreement or any provision hereof shall cause the Company irreparable harm for which any adequate monetary remedy does not exist. Accordingly, in the event of any such breach or threatened breach, the Company shall be entitled to obtain injunctive relief, without the necessity of posting a bond or other surety, restraining such breach or threatened breach.

     16. Modification.  This Agreement may not be changed,  modified,  released,
         ------------
discharged, abandoned, or otherwise amended, in whole or in part, except by an instrument in writing, signed by Dr. Mannino and by the Company. Any subsequent change or changes in Dr. Mannino's relationship with the Company or Dr. Mannino's compensation shall not affect the validity or scope of this Agreement.

     17. Entire Agreement.  Dr. Mannino  acknowledges receipt of this Agreement,
         ----------------
and agrees that with respect to the subject matter thereof, it is Dr. Mannino's entire agreement with the Company, superseding any previous oral or written communications, representations, understandings with the Company or any office or representative thereof.

     18.  Severability.  In the event that any  paragraph  or  provision of this
          ------------
Agreement shall be held to be illegal or unenforceable, the entire Agreement shall not fall on account thereof, but shall otherwise remain in full force and effect, and such paragraph or provision shall be enforced to the maximum extent permissible.

     19.  Successors  and  Assigns.  This  Agreement  shall be binding  upon Dr.
          ------------------------
Mannino's heirs, executors, administrators or other legal representatives and is for the benefit of the Company, its successors and assigns.

     20.  Governing  Law.  This  Agreement  shall be governed by the laws of the
          --------------
State of New Jersey except for any conflicts of law rules thereof that might direct the application of the substantive law of another state.

     21. Counterparts. This Agreement may be signed in two counterparts, each of
         ------------
which shall be deemed an original and both of which shall together constitute one agreement.

     22. Arbitration.  In the event that the Company or Dr. Mannino,  his spouse
         -----------
or any other person claiming benefits on behalf of or through Dr. Mannino, has a dispute or claim  based upon this  Agreement  including  the  interpretation  or application  of the  terms  and  provisions  of this  Agreement,  the  sole  and exclusive remedy is for that party to submit the dispute to binding  arbitration in  accordance  with  the  rules  of  arbitration  of the  American  Arbitration

Association in New Jersey. Any arbitrator selected to arbitrate any such dispute will have the power to interpret this Agreement.  Any  determination or decision by the  arbitrator  shall be binding upon the parties and may be enforced in any



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court of law. The expenses of the arbitrator will be paid 50% by the Company and

50% by Dr. Mannino,  his spouse or other person, as the case may be. The parties agree that this arbitration provision does not apply to the right of Dr. Mannino to  file  a  charge,  testify,  assist  or  participate  in  any  manner  in  an investigation,  hearing or proceeding  before the Equal  Employment  Opportunity

Commission  or any  other  agency  pertaining  to any  matters  covered  by this

Agreement and within the jurisdiction of the agency.

     23. No Waiver.  No waiver by the Company of any breach of this Agreement by
         ---------
Dr. Mannino shall constitute a waiver of any subsequent breach.

     24.  Notice.  Any notice hereby  required or permitted to be given shall be
          ------
sufficiently given if in writing and upon mailing by registered or certified mail, postage prepaid, to either party at the address of such party or such othis address as shall have been designated by written notice by such party to the other party.





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EXECUTED as of the date set forth below.

Dated:  September 1, 2002
        -----------------


                                  BIODELIVERY SCIENCES INTERNATIONAL, INC.


                                  By:   /s/ Francis E. O'Donnell, Jr.
                                       --------------------------------------
                                       Name:    Francis E. O'Donnell, Jr.
                                       Title:   President, CEO



                                               /s/ Raphael J. Mannino
                                       -----------------------------------
                                                Dr. Raphael J. Mannino, Ph.D.




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


                                    EXHIBIT A

                              ORGANIZATIONAL CHART


                               [GRAPHIC OMITTED]














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


                                    EXHIBIT B
                                    ---------

                                PRIOR INVENTIONS

BIODELIVERY SCIENCES INTERNATIONAL, INC. (the "Company")

Gentlemen:

The following is a complete list of all inventions or improvements patented or, unpatented, that have been made or conceived or first reduced to practice by the undersigned alone or jointly with others prior to the time the Company and the undersigned first began to consider the undersigned's performance of services for the Company. The undersigned desires to remove the inventions and improvements listed, if any, from the operation of the foregoing Agreement.

Check one:

                  No inventions or improvements.
-------

   X     As follows:
-------


United States Patent                                                   6,048,531
Mannino ,   et al.                                                April 11, 2000
________________________________________________________________________________

Immunogenic   composites  capable  of  stimulating  production  of  anti-peptide antibodies, pharmaceutical compositions employing these composites and methods of selectively inducing production of anti-peptide antibodies




                  Additional sheets attached.
---------


Dated:      September 1, 2002                    /s/Raphael J. Mannino
       -----------------------------        ------------------------------------
                                                 Raphael J. Mannino, Ph.D.



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